UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 17, 2006 (March 16, 2006)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 16, 2006, the Compensation Committee of Nicor Inc. approved changes in the compensation of the following officers, effective as of March 16, 2006:

Officer	Title	New Base Compensation	Deferred Restricted Stock	Restricted Stock	Performance Cash Units
Russ M. Strobel	Chairman and Chief Executive Officer	$650,000	11,550	0	487,500
Richard L. Hawley	Executive Vice President and Chief Financial Officer	$385,000	0	4,790	202,100
Paul C. Gracey, Jr.	Senior Vice President, General Counsel and Secretary	$298,000	0	2,290	96,900
Daniel R. Dodge	Senior Vice President Diversified Ventures and Corporate Planning	$269,000	0	2,070	87,400
Gerald P. O’Connor	Vice President Administration and Finance	$257,000	0	1,670	70,700

Deferred Restricted Stock Grants

On March 16, 2006, Nicor Inc. awarded the number of units of deferred restricted stock to Mr. Strobel in the amount indicated above opposite his name. Nicor Inc. is filing the deferred restricted stock agreement applicable to Mr. Strobel as an exhibit to this report, and its terms are incorporated herein by reference. The agreement implements certain terms of Nicor Inc.’s 2006 Long Term Incentive Program, which is also filed as an exhibit to this report.

Restricted Stock Grants

On March 16, 2006, Nicor Inc. awarded the number of shares of restricted stock to the officers listed above in the amounts indicated opposite their respective names. Nicor Inc. is filing as an exhibit to this report a form of the restricted stock agreement applicable to all employees who received restricted stock grants, including the officers listed above, and its terms are incorporated herein by reference. The form agreement implements certain terms of Nicor Inc.’s 2006 Long Term Incentive Program.

Performance Cash Units

On March 16, 2006, Nicor Inc. awarded the number of performance cash units to the officers listed above in the amounts indicated opposite their respective names. Nicor Inc. is filing as an exhibit to this report a form of the performance cash unit agreement applicable to all employees who received performance cash units, including the officers listed above, and its terms are incorporated herein by reference. The form agreement implements certain terms of Nicor Inc.’s 2006 Long Term Incentive Program.

Amendment to 1997 Long Term Incentive Plan

On March 16, 2006, the Board of Directors of Nicor Inc. approved the Third Amendment to Nicor Inc. 1997 Long Term Incentive Plan. A copy of that amendment is filed as an exhibit to this report and its terms are incorporated herein by reference.

2006 Annual Nicor Incentive Compensation Plan for Officers

On March 16, 2006, the Compensation Committee of Nicor Inc. approved the 2006 Annual Nicor Incentive Compensation Plan for Officers. A copy of that plan is filed as an exhibit to this report and its terms are incorporated herein by reference.

2006 Annual Nicor Gas Incentive Compensation Plan for Officers

On March 16, 2006, the Compensation Committee of Northern Illinois Gas Company, a subsidiary of Nicor Inc., approved the 2006 Annual Nicor Gas Incentive Compensation Plan for Officers. A copy of that plan is filed as an exhibit to this report and its terms are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

The following is furnished as an exhibit to this report

10.1. Deferred Restricted Stock Agreement between Nicor Inc. and Russ M. Strobel
10.2. Restricted Stock Agreement Form
10.3. Performance Cash Unit Agreement Form
10.4. 2006 Long Term Incentive Program
10.5. Third Amendment to Nicor Inc. 1997 Long Term Incentive Plan
10.6. 2006 Annual Nicor Incentive Compensation Plan for Officers
10.7. 2006 Annual Nicor Gas Incentive Compensation Plan for Officers

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date  March 17, 2006                  /s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit
Number          Description of Document

10.1.  Deferred Restricted Stock Agreement between Nicor Inc. and Russ M. Strobel
10.2.  Restricted Stock Agreement Form
10.3.  Performance Cash Unit Agreement Form
10.4.  2006 Long Term Incentive Program
10.5.  Third Amendment to Nicor Inc. 1997 Long Term Incentive Plan
10.6.  2006 Annual Nicor Incentive Compensation Plan for Officers
10.7.  2006 Annual Nicor Gas Incentive Compensation Plan for Officers